Exhibit 99.1

Strategic Update “Expanding Our Reach” Investor Presentation September 30, 2016 P EAPACK - G LADSTONE B ANK

The foregoing contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about Management’s view of future interest income and net loans, Man agement’s confidence and strategies and Management’s expectations about new and existing programs and products, relationships, opportun iti es and market conditions. These statements may be identified by such forward - looking terminology as “expect”, “look”, “believe”, “antic ipate”, “may”, “will”, or similar statements or variations of such terms. Actual results may differ materially from such forward - looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward - looking statements include, a mong others, those risk factors identified in the Company’s Form 10 - K for the year ended December 31, 2015, in addition to/which include the following: a) inability to successfully grow our business in line with our strategic plan; b) inability to grow deposits to fund loan growt h; c) inability to generate revenues to offset the increased personnel and other costs related to the strategic plan; d) inability to realize ex pec ted revenue synergies from the acquisition of a wealth management company in the amounts or the timeframe anticipated; e) inability to re tai n clients and employees of acquired wealth management company; f) inability to manage our growth; g) inability to successfully integrat e o ur expanded employee base; h) a further or unexpected decline in the economy, in particular in our New Jersey and New York marke t a reas; i ) declines in value in our investment portfolio; j) higher than expected increases in our allowance for loan losses; k) higher tha n expected increases in loan losses or in the level of non - performing loans ; unexpected changes in interest rates; l) a continued or unexpected decline in real estate values within our market areas; m) legislative and regulatory actions (including the impact of the Dodd - Frank Wall S treet Reform and Consumer Protection Act, Basel III and related regulations) subject us to additional regulatory oversight which may resul t i n increased compliance costs; n) successful cyber - attacks against our IT infrastructure or that of our IT providers; o) higher than expected FDIC premiums; p) adverse weather conditions ; inability to successfully generate new business in new geographic areas; q) inability to execute upon new business initiatives ; lack of liquidity to fund our various cash obligations; r) reduction in our lower - cost funding sources; s) our inability to adapt to technological changes; t) claims and litigation pertaining to fiduciary responsibility, environmental laws and other ma tters; and other unexpected material adverse changes in our operations or earnings. The Company assumes no responsibility to update such forward - looking statements in the future even if experience shows that the indicated results or events will not be realized. Although we believe that the expectations reflected in the forward - looking statements ar e reasonable, the Company cannot guarantee future results, levels of activity, performance, or achievements. Statement Regarding Forward - Looking Information 2

• Growth in EPS – up $0.03 (8%) linked quarter, or 30% annualized. • Wealth assets under administration – grew 9% annualized to $3.50 billion. • Wealth management fee income – comprises 14% of total revenue and contributes significantly to the diversified revenue sources. • Total fee income – (including wealth management fee income) comprises approximately 23% of total revenue. • Total assets – grew 18% annualized to $3.77 billion. • Commercial & Industrial (C&I) loans – grew 15% annualized to $598 million. • Total customer* deposits – grew 27% annualized to $3.01 billion. • Asset quality – metrics continue to be strong. • Book value per share – grew 3% linked quarter or 11% annualized to $18.57. 3 rd Quarter 2016 Highlights 3 *Defined as deposits excluding brokered CDs and brokered “overnight” interest - bearing demand deposits

• EPS Growth – High single digit to low double digit EPS growth. • Return on Equity – 10%+ target run rate by late 2017 / early 2018. • Efficiency Ratio – Low to mid 50’s by late 2017 / early 2018. • Balance Sheet Growth / Loan Growth – 10% to 15% annual balance sheet growth; 12% to 18% annual loan growth. • Loan Mix – Continued diversification into Commercial & Industrial and Wealth relationship based residential lending. Portfolio targets: » C&I: 25% - 30% » CRE: 15% - 20% » Multifamily: 35% - 45% » Residential/Consumer: 15% - 25% • Revenue Mix – Fee income target of 30% - 40%. Organic growth, Wealth M&A plus gains in Treasury Management fees, SBA sales, back to back SWAP fees and loan sales will drive this growth. • Funding – Continued funding from diversified sources . A large portion of asset growth to be funded by core customer deposits . • Dividends – To remain low to support growth. • Capital – Common equity sufficient for the foreseeable future. Financial Targets: 2017 and Beyond 4

A high - performing boutique bank, leaders in wealth, lending and deposit solutions, known nationally for our unparalleled client service, integrity and trust. Our Foundation 5 • Professionalism • Clients First • Compete to Win • Invested in Our Community • One Team Vision Core Principles

1. Non - GAAP financial measure; refer to reconciliation on page 34. • Headquartered in Bedminster, NJ. • Four Private Banking locations: Bedminster, Morristown, Princeton, Teaneck. • 20 Branches in four affluent New Jersey counties: Somerset, Morris, Hunterdon, Union. • Delaware Trust Subsidiary. • New York MSA offers considerable growth opportunity. Overview Franchise 6 Financial Highlights (Dollars in Millions) Year End Qtr End % 12/31/12 09/30/16 Growth Total Assets $1,668 $3,774 126.26% Net Loans (incl HFS) $1,153 $3,266 183.26% Total Deposits $1,516 $3,300 117.68% Total Shareholders' Equity $122 $309 153.28% Tier 1 Leverage Ratio 7.27% 8.39% Tier 1 Risk-Based Capital Ratio 11.83% 10.47% Total Risk-Based Capital Ratio 13.08% 13.17% Tang Common Equity / Tang Equity 7.29% 8.11% 1

1. Rank reflects ranking amongst all New Jersey counties Note: Data is pro forma for pending acquisitions; weighted average is calculated as the sum of (percent of state/national franchise * demographic item) within each market; banks , thrifts , and savings banks included (retail branches only ) Sources: SNL Financial, Nielsen; as of October 25, 2016 Market Overview – The “Wealth Belt” 7 Population Household Income Median HHI Total Projected $100K - $199K > $200K Projected Branches Population Change Change % of % of HHI Change in Market 20172010-20172017-2022 Number Total Number Total 20172017-2022 NJ Market (County) Total PGC (Actual) (%) (%) (Actual)Market (Actual)Market ($) (%)Rank¹ Markets with PGC Branches Hunterdon, NJ 48 3 124,962 (2.64%) (0.39%) 15,833 34% 9,933 21% $112,337 6.86% 1 Morris, NJ 223 6 500,642 1.70% 1.40% 59,833 32% 37,127 20% $105,146 7.10% 3 Somerset, NJ 126 9 335,954 3.87% 2.50% 38,855 32% 25,902 21% $106,919 8.58% 2 Union, NJ 187 1 560,982 4.56% 2.94% 47,404 24% 24,285 12% $72,505 8.38% 12 PGC Branch Markets 584 19 1,522,540 2.83% 2.06% 161,925 30% 97,247 18% Weighted Avg.: PGC Branch Markets 2.82% 2.01% $105,681 8.07% Markets with PGC Private Banking Office Only Bergen, NJ 463 - 947,782 4.71% 3.03% 102,822 29% 53,625 15% $88,821 5.49% 5 Mercer, NJ 143 - 372,157 1.54% 1.27% 34,920 26% 17,689 13% $76,922 5.63% 10 Aggregate: State of NJ 3,028 19 8,999,188 2.36% 1.82% 868,908 26% 387,608 12% $75,854 8.08% Aggregate: National 19 325,139,271 5.31% 3.77% $57,462 7.27%

Douglas L. Kennedy President & Chief Executive Officer 38 years experience; Before joining in 2012, he served as President of the NJ Market for Capital One Bank. He has held key executive level positions and had great success building formidable regional and national specialty banking business at Fleet Bank, Summit Bancorp and Bank of America. He is a current Member of the NJ Chamber of Commerce Board of Directors, Montclair State University Board of Trustees, and Sacred Heart University Board of Trustees. He has served as President of NJ After 3 and as a Board Member of the NJBankers Association. John P. Babcock Senior EVP & President of Wealth Management 35 years experience; Prior to joining, he was the managing director in charge of the Northeast Mid - Atlantic region for the HSBC Private Bank and, prior to that, he was the New York Metro Market Executive for U.S. Trust - the largest of U.S. Trust’s 53 markets in the U.S. In these and previous roles over the last 34 years, he has led commercial and wealth management/private bank businesses in New York City and regional markets through mergers, expansions, rapid growth and periods of significant organizational change. Jeffrey J. Carfora, CPA Senior EVP & Chief Financial Officer 36 years experience; Joining as Executive Vice President and CFO in March 2009, he was promoted to Senior Executive Vice President in August 2013. Previously, he was affiliated with Penn Federal Savings Bank ( where he joined as CFO and was later promoted to COO), Carteret Bank, and Marine Midland Bank. He began his career in 1980 with PriceWaterhouseCoopers . Finn M. W. Caspersen, Jr. Senior EVP, Chief Operating Officer & General Counsel 21 years experience; Before j oining in 2004, he worked as a corporate lawyer at Hale and Dorr, as an investment banker at Merrill Lynch and privately in venture capital. He has served as trustee of Cardigan Mountain School, Pomfret School, the Somerset Hills YMCA, the Willowwood Arboretum and the NJ Chapter of the Nature Conservancy. He was a two - term elected member of the Bedminster Township Committee and has also served on the Bedminster Environmental Commission and the Bedminster Land Use Board. Experienced Executive Management Team 8

Mitigating Strategic Risk: Ensuring Our Business Remains Relevant 9 Board’s desire to adapt: • Need for scale • Weak share valuation • Lack of revenue growth • Robust headwinds External pressures: • Flat yield curve • Technology • Regulatory and compliance costs Emerging headwinds: • Fintech disruption • Intense competition • Cybersecurity • Higher capital requirements • Weak economic recovery • Persistent low rate environment • Weak domestic and global economy

People Market Growth and Profitability • Shared common vision • Very talented team with ties to the market • High levels of motivation and engagement • Act as a single team • Entrepreneurial culture • We operate in three of the top ten most affluent counties nationwide • New York MSA offers considerable growth opportunity • Large and small banks underserving the wealth related needs in this market • Improved operating leverage is delivering positive earnings momentum • People , products, market - depth and superior delivery ensure future growth • Ample market opportunities • Nimble and flexible • Enviable revenue mix Unique Business Model • Holistic, “wealth centric”, advice - led approach • Private Banker acts as a lead point of contact • “Brand of One” • Fee income growth a key area of focus • Sophisticated processes to Enterprise Risk, CRE, and balance sheet management • Excellent risk leadership team • Solid governance including Firm and Board Risk Committees Serious Approach to Risk Management How We Are Creating Value 10

• Full service banking with every conversation aimed at helping clients create , grow , protect & eventually t ransition their wealth. • Deep understanding of our clients needs , goals, and aspirations. » It’s about the client; not a bout us. » Risk management tolerance , time horizon, and other traditional variables are all considered. • Our Strategy is attracting higher value clients. • A Senior P rivate B anker leads a TEAM to develop and deliver customized solutions. • As One Team , everyone in the Bank helps deliver an exceptional client experience . • Employees are empowered to solve any client service issue. The Peapack - Gladstone Private Banking Model 11

12 Our Strategy is an ongoing journey that continually focuses on: Ensuring our Core Principles are ingrained in all staff: • Formal training on the operating behaviors necessary to deliver the core principles. • Established standard telephone greeting and service protocols utilized throughout the Bank. • All employees empowered to correct a client issue. • All staff encouraged to use every opportunity to provide more than what is expected. Listening to our Clients: • Introduced NPS in 2015: % Promoters minus % Detractors. - PGB 2015 Results: 48 vs. industry average of 23 (based on Tempkin Research Study). - PGB initial 2016 Results: 10.5% improvement from 2015. - Feedback tells us it is critical to develop a personal connection with our clients. - We “close the loop” with all Detractors to understand and correct issues . • Established Director of Client Experience position and introduced internal Voice of the Client Committee. Perfecting the Client Experience

Perfecting the Client Experience 13 Listening to our staff and delivering a best in class employee e xperience: • Established P.A.C.E. program ( P eapack A lways C aring for E mployees). • We listened and implemented: - Programs to improve communication: strategy presentations, PGB Weekly. - Career Development Institute: Focus on Training. - Social Events. - Created a sincere desire to make it fun to work at Peapack - Gladstone Bank. • Happy Employees = Happy Clients = Happy Shareholders. Innovation and Differentiation: • Reengineering client onboarding via JHA Branch Anywhere , Doc I maging , and e - Sign technology. - B ring the Bank to our Clients anywhere, anytime that is convenient. - Deliver a client on - boarding experience that is personal, flexible, and efficient. • We are developing a plan to create a differentiated service model for our top revenue generating clients. • Leverage Salesforce to capture personal client data; enabling us to: - Remember birthdays, anniversaries, special events. - Create lasting client memories and a personal connection by accessing and utilizing data.

• $3.5B in AUA as of 09/30/16. • YTD 2016 AUA inflows are $257MM with strong pipeline. • Successful integration of Wealth Management Consultants (NJ), LLC (May 2015). ‒ E xcellent client retention. • Stage set for continued strategic acquisitions. • Relationship - based residential lending offering positions as a lead product for wealth. • New institutional focus started. ‒ Expect positive contribution to AUA and revenues in 2017 and beyond. • Approximately $259MM of new deposits , mortgages, and secured lending delivered by Wealth Private Bankers YTD in 2016. Wealth Management Overview 14

Wealth Management Assets Under Admin Wealth Management Fee Income Wealth Management Overview $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 (Dollars in Millions) $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 $3.50 $3.75 2012 2013 2014 2015 09/30/16 (Dollars in Billions) 15 $12.28 $13.84 $15.24 $17.04 $12.73 $2.30 $2.69 $2.99 $3.50 $3.32 YOY Annualized 7% $13.63 YOY Annualized 7%

1. Revenue defined as net interest income plus all other income 2. Includes SBA Income, SWAP Income, Deposit & Loan Fees, Mortgage Banking, and BOLI Enviable Revenue Mix 77.2% 14.7% 7.1% 0.1% 0.9% 78.1% 15.7% 5.2% 0.5% 0.5% For the Year Ended December 31, 2015 For 9 Mos Ended September 30, 2016 16 Total Fee Income 21.9% of Total Revenue 1 Total Fee Income 22.8% of Total Revenue Net Interest Income before Provision Wealth Fee Income Fees & Other Income Gain on Sale of Multifamily Loans Gain on Sale of Securities 2

* Annualized 1. Revenue defined as net interest income plus all other income 2. Includes $2.50 million of non - recurring charges related to the closure of two branch offices Net Income / Period End FTE Revenue¹ / Period End FTE (Dollars in Thousands) (Dollars in Thousands) Positive Operating Leverage & Improved Profitability $100 $150 $200 $250 $300 $350 $400 2013 2014 2015 9 Mos Ended 9/30/16* $225 $290 $342 $362 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 2013 2014 2015 9 Mos Ended 9/30/16* $28 $49 $63 $75 17 2

1. Reflects reported net income as per 10 - K; includes $ 2.50 million of pre - tax non - recurring charges related to the closure of two branch offices Net Income Momentum $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 2013 2014 2015 9 Mos Ended 09/30/15 9 Mos Ended 09/30/16 (Dollars in Millions) $9.26 $14.89 $19.97 $19.17 1 +23% 18 $15.63

Asset Growth $0.000 $0.500 $1.000 $1.500 $2.000 $2.500 $3.000 $3.500 $4.000 2012 2013 2014 2015 Q3 2016 (Dollars in Billions) $3.774 19 +16% Annualized Growth $3.365 $2.702 $1.967 $1.668

Note: Gross loans include loans held for sale Organic Gross Loan Growth 20 $0.000 $0.500 $1.000 $1.500 $2.000 $2.500 $3.000 $3.500 2012 2013 2014 2015 Q3 2016 $2.997 $2.251 $1.576 $1.153 $3.266 +12% Annualized Growth (Dollars in Billions) Multifamily Commercial & Industrial CRE Residential, Consumer & Oth er

Gross Loans: $3.266 Billion Loan Composition 09/30/2016 Multifamily Commercial & Industrial CRE Residential, Consumer & Other 47% 20% 18% 15% 21 Target: 25% - 30% Target: 15% - 25% Target: 15% - 20% Target: 35% - 45%

1. Nonperforming loans defined as nonaccrual loans plus loans 90+ days past due 2. Texas Ratio defined as nonaccrual loans plus other real estate owned and loans 90+ day past due as a percentage of the sum of ta ngible common equity and loan loss reserves 3. NCOs/average loans for nine months ended 09/30/2016 reflects nine months ratio, not an annualized value Note: Total loans exclude loans held for sale Texas Ratio² NPLs¹ / Loans NCOs / Average Loans LLR / Gross Loans Credit Metrics and Performance 0.00% 0.50% 1.00% 1.50% 2.00% 2011 2012 2013 2014 2015 9/30/16 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 2011 2012 2013 2014 2015 9/30/16 0.75% 1.00% 1.25% 1.50% 2011 2012 2013 2014 2015 9/30/16 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2011 2012 2013 2014 2015 9 Mos 1.85% 0.42% 0.30% 0.23% 0.34% 1.04% 21.66% 11.34% 4.62% 3.13% 2.45% 3.38% 1.27% 1.12% 0.98% 0.87% 0.89% 0.95% 0.86% 0.04% 0.80% 0.06% 0.03% 0.04% 3 22

Proven track record of providing solid risk - adjusted returns Geographically diversified portfolio – as of September 30, 2016: • New York – 52%; Top Markets – Bronx and Brooklyn • New Jersey – 37%; Top Markets – Hudson, Essex, & Morris/Somerset/Union Counties • Pennsylvania – 11%; Top Markets – Suburban Philadelphia and Bucks County As of September 30, 2016 • Current balance: $1.54 billion • Active loan participations sold and loan sales • To date , $444 million sold or participated to approximately 10 institutions • Number of multifamily loans in portfolio : 546 • Average loan size : $2.8 million • Weighted average LTV: approximately 64% • Weighted average DSCR (after underwriting stress): approximately 1.5x • No nonaccruals; no 30 day delinquencies • Generally all “workforce housing” – average rent just over $1,000 • Data warehouse captures 63 data points per loan • Recent stress test applied to Multifamily reveals considerable strength under a variety of adverse scenario’s Why We Like Our Multifamily Portfolio 23

Commercial & Industrial Loans $0 $100 $200 $300 $400 $500 $600 2012 2013 2014 2015 09/30/16 (Dollars in Millions) $115 $132 $309 $513 $598 24 +22% Annualized Growth

25 $0.000 $0.500 $1.000 $1.500 $2.000 $2.500 $3.000 $3.500 2012 2013 2014 2015 09/30/16 $2.935 $2.299 $1.647 $1.516 $3.300 Total Deposit Growth +17% Annualized Growth (Dollars in Billions) Noninterest - bearing DDA Interest - bearing Demand Savings & MMDA Time

Total Deposits: $3.300 B illion MRQ Cost of Int. - bearing Deposits: 0.62% MRQ Cost of Total Deposits : 0.53% Total Deposit Base Composition 09/30/2016 Noninterest-bearing Demand Interest-bearing Demand Savings & MMDA Time 34% 34% 17% 15% 26

• Portfolio stress testing performed (top down/bottom up) by an independent third party to estimate potential impact of changing market conditions on asset quality, earnings, and capital, and forecasted over two years. • Ongoing third party loan participations/sales to validate underwriting guidelines and pricing. • Strong Board and Management oversight, including quarterly reporting on exposure versus risk appetite limits and triggers that are revalidated quarterly through rigorous analytics . • Significant investment in 2016 to enhance analytics and risk management practices. • 65,000+ data points collected and loaded to a data warehouse; now have considerable insights to portfolio and a better understanding of the risks associated with it. • Quarterly market analysis for various property types and geographies, including presentations to Management and the Board by a third party real estate expert to ensure there is an understanding of the macro economic factors that may affect future asset quality in the areas that the Bank lends. • Quarterly stress testing through ten different stress scenarios, including three derived from Dodd - Frank guidance. • Third party credit review firm used to monitor and evaluate overall asset quality measures to ensure an effective risk rating system and adequate reserve for loan losses maintained . Serious Approach to Risk Management 27

Robust balance sheet risk management: Capital • Ratios well above well capitalized standards. • Stress test enhanced to bottom up / top down on a quarterly basis initiated in Q1 2016. • Ten stress scenarios. Liquidity • $160 million in cash and cash equivalents. • $223 million of unencumbered securities. • Over $1 billion additional borrowing capacity available at the FHLB. • Quarterly stress testing. • Net Stable Funding Ratio calculation prepared as a test of the Bank’s own funding strategy and composition; it is not applicable to Bank’s under $250 billion, but if applicable, the Bank’s NSFR is 121% compared to 100% minimum requirement. Interest Rate • In an immediate and sustained 200 basis point increase in market rates at September 30, 2016 modeling results show that net interest income for year 1 would increase approximately 6%, when compared to a flat interest rate scenario. In year 2, this sensitivity improves to an expected increase in net interest income of approximately 12%. • Quarterly stress testing. Capital, Liquidity, & Interest Rate Risk Management 28

Financial Highlights P EAPACK - G LADSTONE B ANK

1.Includes $2.50 million of non - recurring charges related to the closure of two branch offices 2. Efficiency Ratio calculated by dividing total noninterest expenses, excluding ORE provision, as determined under GAAP, by net interest income and total noninterest income as determined under GAAP, but excluding net gains/(losses) on loans held for sale at lower cost or fair va lue and excluding net gains on securities; See non - GAAP reconciliation on page 34 for values Historical Income Statement (as reported) 30 1 Nine Months Nine Months 2013 2014 2015 Ended 09/30/15 Ended 09/30/16 Summary Income Statement Interest Income $57,053 $75,575 $99,142 $72,019 $86,777 Interest Expense 4,277 7,681 14,690 10,386 14,922 Net Interest Income 52,776 67,894 84,452 61,633 71,855 Provision for Loan Losses 3,425 4,875 7,100 5,150 6,000 Total Noninterest Income, Excl Securities Gains 19,755 20,547 23,187 17,464 21,127 Gain on Sales of Securities 840 260 527 527 119 Total Noninterest Expense 55,183 59,540 68,926 48,933 56,147 Income before Taxes 14,763 24,286 32,140 25,541 30,954 Provision for Income Taxes 5,502 9,396 12,168 9,912 11,785 Net Income $9,261 $14,890 $19,972 $15,629 $19,169 Earnings Per Share (Diluted) $1.01 $1.22 $1.29 $1.02 $1.17 Performance Ratios Return on Average Assets (ROAA) 0.54% 0.63% 0.64% 0.69% 0.71% Return on Average Equity (ROAE) 7.37% 7.96% 7.71% 8.19% 8.79% Net Interest Margin (Taxable Equivalent Basis) 3.26% 3.01% 2.80% 2.81% 2.78% Operating Expenses/Average Assets Annualized 3.19% 2.53% 2.21% 2.15% 2.09% Efficiency Ratio 76.63% 67.45% 63.80% 61.55% 60.96% Year Ended December 31, 2 1

Quarterly Income Statement (as reported) 31 1.Includes $2.50 million of non - recurring charges related to the closure of two branch offices 2. Efficiency Ratio calculated by dividing total noninterest expenses, excluding ORE provision, as determined under GAAP, by net interest income and total noninterest income as determined under GAAP, but excluding net gains/(losses) on loans held for sale at lower cost or fair va lue and excluding net gains on securities; See non - GAAP reconciliation on page 34 for values (Dollars in Thousands, Except Per Share Amounts) Sept 30, Dec 31, March 31, June 30, Sept 30, 2015 2015 2016 2016 2016 Summary Income Statement Interest Income $25,806 $27,123 $27,898 $29,035 $29,844 Interest Expense 4,100 4,304 4,488 4,859 5,575 Net Interest Income 21,706 22,819 23,410 24,176 24,269 Provision for Loan Losses 1,600 1,950 1,700 2,200 2,100 Total Noninterest Income, Excl Securities Gains 5,527 5,723 6,162 7,430 7,535 Gain on Securities Sales 83 0 101 18 0 Total Noninterest Expense 16,899 19,993 19,206 18,775 18,166 Net Income before Taxes 8,817 6,599 8,767 10,649 11,538 Income Tax Expenses 3,434 2,256 3,278 4,085 4,422 Net Income $5,383 $4,343 $5,489 $6,564 $7,116 Earnings Per Share (Diluted) $0.35 $0.28 $0.34 $0.40 $0.43 Performance Ratios Return on Average Assets (ROAA) 0.66% 0.51% 0.64% 0.73% 0.77% Return on Average Equity (ROAE) 8.19% 6.37% 7.83% 9.06% 9.44% Net Interest Margin (Taxable Equivalent Basis) 2.75% 2.79% 2.82% 2.79% 2.74% Operating Expenses/Average Assets Annualized 2.07% 2.36% 2.22% 2.08% 1.98% Efficiency Ratio 61.14% 70.05% 65.22% 60.36% 57.58% For the Three Months Ended 1 2

Historical Balance Sheet 32 1. See non - GAAP reconciliation on page 34 for values (Dollars in Thousands, Except Per Share Amounts) Period Ended 2012 2013 2014 2015 Sept 30, 2016 Cash and Equivalents $119,228 $35,147 $31,207 $70,160 $159,555 Total Securities 309,118 278,479 344,245 209,614 263,709 Total Cash & Securities 428,346 313,626 375,452 279,774 423,264 Gross Loans Held for Investment 1,132,584 1,574,201 2,250,267 2,913,242 3,232,887 Loans Held for Sale 20,210 2,001 839 83,758 33,013 Less: Allowance for Loan Losses 12,735 15,373 19,480 25,856 30,616 Total Net Loans 1,140,059 1,560,829 2,231,626 2,971,144 3,235,284 Total OREO 3,496 1,941 1,324 563 534 Goodwill 563 563 563 1,573 1,573 Other Intangibles 0 0 0 1,708 1,615 Fixed Assets 30,030 28,990 32,258 30,246 30,223 Bank-owned Life Insurance 31,088 31,882 32,634 42,885 43,541 Other Assets 34,254 29,117 28,540 36,766 38,349 Total Assets $1,667,836 $1,966,948 $2,702,397 $3,364,659 $3,774,383 Total Deposits $1,516,427 $1,647,250 $2,298,693 $2,935,470 $3,300,060 FHLB Borrowings 12,218 129,592 138,292 124,392 71,795 Capital Lease Obligations 8,971 8,754 10,712 10,222 9,828 Subordinated Debt 0 0 0 0 48,731 Total Debt 21,189 138,346 149,004 134,614 3,430,414 Total Other Liabilities 8,163 10,695 12,433 18,899 34,937 Total Liabilities $1,545,779 $1,796,291 $2,460,130 $3,088,983 $3,465,351 Total Common Equity $122,057 $170,657 $242,267 $275,676 $309,032 Total Liabilities and Shareholders' Equity $1,667,836 $1,966,948 $2,702,397 $3,364,659 $3,774,383 Book Value Per Share $13.90 $14.79 $16.36 $17.61 $18.57 Tangible Book Value Per Share $13.84 $14.75 $16.32 $17.40 $18.38 Tangible Common Equity/Tangible Assets 7.29% 8.65% 8.95% 8.10% 8.11% Equity Assets 7.32% 8.68% 8.96% 8.19% 8.19% Year Ended December 31, 1 1

Appendix P EAPACK - G LADSTONE B ANK

We believe that these non - GAAP financial measures provide information that is important to investors and that is useful in under standing our financial position, results and ratios. Our management internally assesses our performance based, in part, on these measures. However, these non - GAAP financ ial measures are supplemental and are not a substitute for an analysis based on GAAP measures. Non - GAAP Financial Measures Reconciliation 34 (Dollars in Thousands, Except Per Share Data) As Reported for the: Period Ended 2012 2013 2014 2015 09/30/2016 Total Assets $1,667,836 $1,966,948 $2,702,397 $3,364,659 $3,774,383 Less: Goodwill 563 563 563 1,573 1,573 Less: Other Intangible Assets, net 0 0 0 1,708 1,615 Tangible Assets $1,667,273 $1,966,385 $2,701,834 $3,361,378 $3,771,195 Total Shareholder's Equity $122,057 $170,657 $242,267 $275,676 $309,032 Less: Goodwill 563 563 563 1,573 1,573 Less: Other Intangible Assets, net 0 0 0 1,708 1,615 Less: Preferred Stock 0 0 0 0 0 Tangible Common Equity $121,494 $170,094 $241,704 $272,395 $305,844 Tangible Common Equity/ Tangible Assets 7.29% 8.65% 8.95% 8.10% 8.11% Equity/Assets 7.32% 8.68% 8.96% 8.19% 8.19% Period End Shares Outstanding 8,863,690 11,788,517 15,155,717 16,068,119 16,944,738 Less: Restricted Shares Not Yet Vested 82,717 253,540 345,095 414,188 302,799 Total Outstanding Shares 8,780,973 11,534,977 14,810,622 15,653,931 16,641,939 Tangible Book Value Per Share $13.84 $14.75 $16.32 $17.40 $18.38 Book Value Per Share $13.90 $14.79 $16.36 $17.61 $18.57 Year Ended December 31,

We believe that these non - GAAP financial measures provide information that is important to investors and that is useful in under standing our financial position, results and ratios. Our management internally assesses our performance based, in part, on these measures. However, these non - GAAP financ ial measures are supplemental and are not a substitute for an analysis based on GAAP measures. Non - GAAP Financial Measures Reconciliation 35 (Dollars in Thousands, Except Per Share Data) As Reported for the: Sept 30, Dec 31, Mar 31, June 30, Sept 30, 2015 2015 2016 2016 2016 Net Interest Income $21,706 $22,819 $23,410 $24,176 $24,269 Total Other Income 5,610 5,723 6,263 7,448 7,535 Less: Gain on Loans Held for Sale at lower of cost or fair value 0 0 124 500 256 Less: Securities Gains, Net 83 0 101 18 0 Total Recurring Revenue 27,233 28,542 29,448 31,106 31,548 Operating expenses 16,899 19,993 19,206 18,775 18,166 Less: ORE Provision 250 0 0 0 0 Total Operating Expenses 16,649 19,993 19,206 18,775 18,166 Efficiency Ratio 61.14% 70.05% 65.22% 60.36% 57.58% As Reported for the: Nine Months 2013 2014 2015 Sept 30, 2016 Net Interest Income $52,776 $67,894 $84,452 $71,855 Total Other Income 20,595 20,807 23,714 21,246 Less: Gain on Loans Held for Sale at lower of cost or fair value 522 166 0 880 Less: Securities Gains, Net 840 260 527 119 Total Recurring Revenue 72,009 88,275 107,639 92,102 Operating expenses 55,183 59,540 68,926 56,147 Less: ORE Provision 0 0 250 0 Total Operating Expenses 55,183 59,540 68,676 56,147 Efficiency Ratio 76.63% 67.45% 63.80% 60.96% Three Months Ended Year Ended December 31,

Peapack - Gladstone Financial Corporation 500 Hills Drive, Suite 300 P.O. Box 700 Bedminster, New Jersey 07921 (908) 234 - 0700 www.pgbank.com Douglas L. Kennedy President & Chief Executive Officer (908) 719 - 6554 dkennedy@pgbank.com John P. Babcock Senior EVP & President Private Wealth Management (908) 719 - 3301 jbabcock@pgbank.com Jeffrey J. Carfora Senior EVP & Chief Financial Officer (908) 719 - 4308 jcarfora@pgbank.com Finn M.W. Caspersen, Jr. Senior EVP, Chief Operating Officer & General Counsel (908) 719 - 6559 caspersen@pgbank.com Contacts Corporate Headquarters Contact Information 36